Innovator Laddered Allocation Buffer ETF
Schedule of Investments
July 31, 2026 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares		Value
Innovator U.S. Equity Buffer ETF - August (a)(b)	495,516		$ 26,866,878
Innovator U.S. Equity Buffer ETF - February (a)(b)(c)	507,103		26,858,761
Innovator U.S. Equity Buffer ETF - January (a)(b)	452,524		26,832,411
Innovator U.S. Equity Buffer ETF - July (a)(b)(c)	486,892		26,545,011
Innovator U.S. Equity Buffer ETF - June (a)(b)	524,986		25,598,317
Innovator U.S. Equity Buffer ETF - March (a)(b)(c)	460,804		26,729,305
Innovator U.S. Equity Buffer ETF - May (a)(b)	545,390		25,987,833
Innovator U.S. Equity Buffer ETF - November (a)(b)	561,749		26,986,422
Innovator U.S. Equity Buffer ETF - October (a)(b)	504,056		26,934,232
Innovator U.S. Equity Buffer ETF - September (a)(b)	503,395		26,840,015
Innovator U.S. Equity Buffer ETF - April (a)(b)	494,064		26,528,272
Innovator U.S. Equity Buffer ETF - December (a)(b)	503,647		26,956,950
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $265,614,136)			319,664,407

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.7%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	2,282,725		2,282,725
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,282,725)			2,282,725

TOTAL INVESTMENTS - 100.6% (Cost $267,896,861)			321,947,132
Money Market Deposit Account - 0.1% (e)			303,339
Liabilities in Excess of Other Assets - (0.7)%		(0.00721)	(2,306,522)
TOTAL NET ASSETS - 100.0%			$ 319,943,949

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $2,245,259.
(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Innovator Laddered Allocation Buffer ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$ 319,664,407	$ –	$ –	$ 319,664,407
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	2,282,725
Total Investments	$ 319,664,407	$ –	$ –	$ 321,947,132

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2026
(% of Net Assets)
Affiliated Exchange Traded Funds	$ 319,664,407	99.9%
Investments Purchased with Proceeds from Securities Lending	2,282,725	0.7
Money Market Deposit Account	303,339	0.1
Liabilities in Excess of Other Assets	(2,306,522)	(0.7)
	$ 319,943,949	100.0%

Innovator Laddered Allocation Buffer ETF - Transactions with Affiliates
	Value as of October 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of July 31, 2026	Shares as of July 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Innovator U.S. Equity Buffer ETF - August	$ 19,468,211	$ 7,955,379	$ (2,647,940)	$ 862,651	$ 1,228,577	$ 26,866,878	495,516	$ –	$ –
Innovator U.S. Equity Buffer ETF - February	19,488,164	7,874,794	(2,768,311)	787,608	1,476,506	26,858,761	507,103	–	–
Innovator U.S. Equity Buffer ETF - January	19,467,862	7,862,672	(2,732,630)	818,747	1,415,760	26,832,411	452,524	–	–
Innovator U.S. Equity Buffer ETF - July	19,454,533	7,856,166	(2,648,637)	812,897	1,070,052	26,545,011	486,892	–	–
Innovator U.S. Equity Buffer ETF - June	19,354,115	7,724,620	(2,647,415)	713,286	453,711	25,598,317	524,986	–	–
Innovator U.S. Equity Buffer ETF - March	19,397,792	7,840,049	(2,874,404)	797,224	1,568,644	26,729,305	460,804	–	–
Innovator U.S. Equity Buffer ETF - May	19,283,405	7,727,115	(2,673,786)	730,824	920,275	25,987,833	545,390	–	–
Innovator U.S. Equity Buffer ETF - November	19,438,002	8,235,280	(2,648,669)	633,574	1,328,235	26,986,422	561,749	–	–
Innovator U.S. Equity Buffer ETF - October	19,469,720	8,077,528	(2,652,041)	689,902	1,349,123	26,934,232	504,056	–	–
Innovator U.S. Equity Buffer ETF - September	19,434,158	7,983,694	(2,647,056)	795,815	1,273,404	26,840,015	503,395	–	–
Innovator U.S. Equity Buffer ETF April	19,279,879	7,819,633	(3,384,944)	675,200	2,138,504	26,528,272	494,064	–	–
Innovator U.S. Equity Buffer ETF -December	19,657,217	7,880,384	(2,681,204)	715,111	1,385,442	26,956,950	503,647	–	–
	$ 233,193,058	$ 94,837,314	$ (33,007,037)	$ 9,032,839	$ 15,608,233	$ 319,664,407	6,040,126	$ –	$ –